UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2006

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

Adoption of 2005 Deferred Compensation Plan

On May 9, 2006, the Board of Directors (the Board) of Gilead Sciences, Inc. (the Company) adopted the new Gilead Sciences, Inc. 2005 Deferred Compensation Plan (the 2005 Plan), effective as of January 1, 2005. In connection with the adoption of the 2005 Plan, the Company “froze” the preexisting Gilead Sciences, Inc. Deferred Compensation Plan (the Prior Plan) by preventing new deferrals into the Prior Plan after December 31, 2004. Such actions were taken in order to (i) conform the Company’s deferred compensation arrangements under the Prior Plan and the 2005 Plan to the deferred compensation rules set forth under Section 409A of the Internal Revenue Code (the Code) which changed the income tax treatment of nonqualified deferred compensation arrangements and imposed new requirements on both the terms and operations of such plans, and (ii) simplify plan administration.

As with the Prior Plan, the 2005 Plan is a nonqualified, unfunded deferred compensation plan that permits pre-tax deferrals of salary and annual cash bonus for selected employees with a position of Vice President or higher and pre-tax deferrals of annual retainers for non-employee directors who are United States citizens or residents. A participant may elect to receive a distribution upon separation form service with the Company or a pre-established number of years after separation from service, upon attainment of a specified age or in connection with a “hardship” as defined in the 2005 Plan. The Prior Plan will continue to govern amounts deferred through December 31, 2004 and the 2005 Plan will govern all amounts deferred on or after January 1, 2005. The changes to the 2005 Plan include, but are not limited to, clarifying the process for making deferral elections, updating distribution election procedures and clarifying the effect of making a subsequent distribution election. The 2005 Plan generally operates in the same manner as the Prior Plan, and the terms of the 2005 Plan are substantially similar to the terms of the Prior Plan, except as follows:

•	The 2005 Plan provides for a six-month delay of payments that are made to specified employees after a separation from service as required by Section 409A of the Code. This six-month delay does not affect directors who participate in the 2005 Plan and it does not apply to the benefits payable to any participant under the Prior Plan.

•	Under the 2005 Plan, except for a financial hardship, a participant may not make an unscheduled withdrawal of his or her account balance at any time. The Prior Plan permits an unscheduled withdrawal if the participant is willing to suffer a permanent 10% reduction in plan benefits.

•	Under the 2005 Plan a participant was permitted to amend prior deferral or distribution elections to the limited extent permitted under the transitional guidance issued under Section 409A of the Code.

•	Under the 2005 Plan, the Company may delay a scheduled payment under limited circumstances permitted under Section 409A of the Code.

•	The ability to change the timing and method of payment for distributions under the 2005 Plan is subject to new advance timing requirements and imposes a minimum five-year delay as required by Section 409A of the Code.

•	The investment options under the 2005 Plan have been conformed to match the current investment options available under the Gilead Sciences, Inc. 401(k) Plan. In addition, eligible non-employee directors may invest in phantom shares.

•	The 2005 Plan includes other technical changes in order to conform Section 409A of the Code and to simplify plan administration.

The 2005 Plan is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Amendment of the Severance Plan

On May 9, 2006, the Board amended the Gilead Sciences, Inc. Severance Plan (the Severance Plan) to comply with the requirements of Section 409A of the Code. The changes to the Severance Plan are generally effective retroactive to January 1, 2005.

The Severance Plan was amended to prohibit making immediate payments to certain officers after an eligible termination of employment and to require delaying such payments for at least six months in accordance with Section 409A. After the six months expire, any missed payments will be made in one lump sum payment, and then the regular schedule of installment payments will begin. For 2006, the affected officers include the chief executive officer, all executive and senior vice presidents and all other vice presidents. Certain severance benefits, such as outplacement services and the continuation of most subsidized medical benefits, are not subject to the six-month delay and will be provided by the Company immediately upon termination of employment. The Severance Plan was also amended to provide that all severance payments will be made by the Company in installments coinciding with the Company’s normal payroll cycle. Previously, participants could choose between a lump sum or installment payments.

In addition, the Severance Plan was amended: (i) to provide that the beneficiary of a participant who dies after becoming eligible to receive a severance benefit will receive payment of the remainder of the deceased participant’s benefit in a lump sum reasonably promptly after the date of death; (ii) to revise the definition of termination of employment so that it requires termination of employment with all members of the Company controlled group; (iii) to provide that if a former employee continues to provide more than insubstantial services as a consultant after termination, no benefit will be payable under the Severance Plan; (iv) so that medical continuation coverage benefits will be discontinued in the event a participant obtains comparable coverage from a new employer; and (v) so that, in the absence of a valid beneficiary designation, a participant’s default beneficiary includes a participant’s spouse or “registered domestic partner” and to eliminate the need to identify a participant’s surviving children if there is no surviving spouse or domestic partner. The Severance Plan is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated by reference herein.

Amendment of the 2004 Equity Incentive Plan

On January 26, 2006, the Board amended the Gilead Sciences, Inc. 2004 Equity Incentive Plan (the Incentive Plan) to (i) increase the number of shares authorized and reserved for issuance under the Incentive Plan by an additional 10,000,000 shares of common stock and (ii) increase the number of shares authorized under the Incentive Plan that may be granted as “full value” share awards (restricted stock, performance shares, phantom shares, stock appreciation rights and performance units (to the extent settled in shares)) from 2,900,000 shares to 5,000,000 shares (the Amendment). The stockholders of the Company approved the Amendment at the 2006 Annual Meeting of Stockholders on May 10, 2006.

In addition, on May 9, 2006, the Board approved an amendment to the Incentive Plan to impose individual limits on the issuance of shares pursuant to performance units (if such performance units were to be settled in shares) to be consistent with the individual limits imposed for restricted stock, performance units, stock appreciation rights and phantom shares. Under the amended Incentive Plan, the maximum number of performance units, which in the aggregate, may be granted to any employee or consultant in any fiscal year of the Company shall be 200,000 shares, subject to certain exceptions for new hires and promotions. The Incentive Plan is attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated by reference herein.

Approval of the Code Section 162(m) Bonus Plan and Performance-Based Provisions

On January 25, 2006, the Compensation Committee of the Board finalized the terms of the Gilead Sciences, Inc. Code Section 162(m) Bonus Plan (the 162(m) Plan), effective as of January 1, 2006, and approved the criteria applicable to any bonuses to be awarded thereunder in respect of corporate and individual performance during 2006. The 162(m) Plan was initially adopted by the Board on October 25, 2005, subject to stockholder approval. The 162(m) Plan, including certain specific performance-based provisions, was approved by the Company’s stockholders at the 2006 Annual Meeting of Stockholders on May 10, 2006. The 162(m) Plan is attached to this Current Report on Form 8-K as Exhibit 10.4 and incorporated by reference herein.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Increase in the Number of Authorized Shares of Common Stock and Designated Shares of Preferred Stock

On January 26, 2006, the Board adopted an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock from 700,000,000 shares to 1,400,000,000 shares. The stockholders of the Company approved the increase in the authorized number of shares of common stock at the 2006 Annual Meeting of Stockholders on May 10, 2006. The Certificate of Amendment to the Company’s Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 10.5 and incorporated by reference herein.

In addition, on May 9, 2006, the Board approved an amendment to the Company’s Certificate of Designation of the Series A Junior Participating Preferred Stock to an increase in the number of shares designated as Series A Junior Participating Preferred Stock from 400,000 shares to 800,000 shares. The Certificate of Amendment to the Company’s Certificate of Designation is attached to this Current Report on Form 8-K as Exhibit 10.6 and incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	Gilead Sciences, Inc. 2005 Deferred Compensation Plan

10.2	Gilead Sciences, Inc. Severance Plan, as amended through May 10, 2006

10.3	Gilead Sciences, Inc. 2004 Equity Incentive Plan, as amended through May 10, 2006

10.4	Gilead Sciences, Inc. Code Section 162(m) Bonus Plan (1)

10.5	Certificate of Amendment to Restated Certificate of Incorporation

10.6	Certificate of Amendment to Certificate of Designation

(1)	Filed as an exhibit to the Company’s Current Report on Form 8-K/A, as filed with the Securities and Exchange Commission on February 22, 2006 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.

Dated: May 11, 2006	By:	/s/ John F. Milligan
John F. Milligan
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Gilead Sciences, Inc. 2005 Deferred Compensation Plan

10.2	Gilead Sciences, Inc. Severance Plan, as amended through May 10, 2006

10.3	Gilead Sciences, Inc. 2004 Equity Incentive Plan, as amended through May 10, 2006

10.4	Gilead Sciences, Inc. Code Section 162(m) Bonus Plan (1)

10.5	Certificate of Amendment to Restated Certificate of Incorporation

10.6	Certificate of Amendment to Certificate of Designation

(1)	Filed as an exhibit to the Company’s Current Report on Form 8-K/A, as filed with the Securities and Exchange Commission on February 22, 2006 and incorporated herein by reference.